Execution Copy

                               FIFTH AMENDMENT

        This Fifth Amendment (the "Amendment") is dated as of March 1, 2005 among GFSI, Inc., a Delaware corporation (the "Borrower"), GFSI Holdings, Inc., a Delaware corporation ("Holdings"), Event 1, Inc., a Kansas corporation ("Event 1") and CC Products, Inc., a Delaware corporation ("CCP"), each of the financial institutions party thereto (such financial institutions, together with their successors and assigns, are referred to herein each individually as a "Lender" and collectively as the "Lenders"), and Bank of America, N.A., as agent for the Lenders (in its capacity as agent, the "Agent").

                                   Recitals
                                   --------

        Borrower, Holdings, Lenders and Agent have entered into that certain Credit Agreement dated as of March 28, 2002 (as it has been and may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Credit Agreement"), and

        Borrower, Event 1, CCP and Agent have entered into that certain Security Agreement dated as of March 28, 2002 (as it has been and may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Security Agreement"), and

        Borrower, Holdings, Agent and Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein, and

        Borrower, Event 1, CCP and Agent have agreed to amend certain provisions of the Security Agreement as set forth herein.

                                  Agreement
                                  ---------

        Therefore, in consideration of the mutual execution of this Amendment and other good and valuable consideration, the parties to this Amendment agree as follows:

        1. Definitions. Capitalized terms that are used in this Amendment but are not otherwise defined in this Amendment have the meanings ascribed to them in the Credit Agreement.

        2.  Amendments to Credit Agreement.

                (a) Section 5.2(k) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "(k) (x) As soon as available, but in any event within twenty (20) days after the end of each fiscal month (for such month) a Borrowing Base Certificate supporting the information required to be provided monthly in accordance with Section 5.4 and (y) as soon as available, but in any event within three (3) Business Days after the end of each week (or such longer time as the Agent shall permit in its sole discretion) in respect of such week a Borrowing Base

        Certificate updating only the information reported on lines one through eight of the Borrowing Base Certificate; provided, that at any time after an Activation Event occurs and before the Borrower can demonstrate (i) in the case of an Activation Event resulting from the occurrence of an Event of Default, that such Event of Default has been waived or cured and no other Event of Default has occurred and is continuing or (ii) in the case of an Activation Event resulting from Availability being less than $10,000,000, that the Borrower has maintained Availability of not less than $12,500,000 for any period of sixty (60) consecutive days following such Activation Event, Agent may require more frequent collateral reporting."

                (b) Section 5.4 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

                "Without limiting the foregoing, (i) whenever a Default or Event of Default exists and before such Default or Event of Default has been waived or cured and no other Default or Event of Default has occurred and is continuing, (ii) at any time if below referenced appraisals of any or all of the Collateral and updates thereof are prepared at Lenders' expense and (iii) at such other times not more frequently than once per each twelve month period as the Agent requests, the Borrower shall, at its expense (other than in the case of appraisals and updates thereof requested pursuant to clause (ii) above) and upon the Agent's request, provide the Agent with appraisals of any or all of the Collateral or updates thereof from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders; provided that, without limiting the foregoing, at any time after Availability is less than $10,000,000 and before the Borrower can demonstrate that the Borrower has maintained Availability of not less than $12,500,000 for any period of sixty (60) consecutive days following such event, Agent may at any time require that Borrower, at its expense, provide the Agent with an appraisal of Inventory from an appraiser, and prepared on a basis, satisfactory to the Agent, and such appraisals to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders."

                (c) Section 7.23 of the Credit Agreement is hereby amended by amending and restating such Section to read in its entirety as follows:

                "7.23 Fixed Charge Coverage Ratio. At any time after an Activation Event resulting from Availability being less than $10,000,000 occurs and before the Borrower can demonstrate that the Borrower has maintained Availability of not less than $12,500,000 for any period of sixty (60) consecutive days following such Activation Event, Holdings and its consolidated Subsidiaries will maintain a Fixed Charge Coverage Ratio for each period of twelve consecutive fiscal months ended on the last day of each fiscal month of not less than 1:05:1."

                (d) Section 7.24 of the Credit Agreement is hereby amended by replacing the amount "$2,500,000" found in such Section with "$5,000,000".

                (e) Annex A of the Credit Agreement is hereby amended by amending and restating the definition of "Applicable Margin" to read in its entirety as follows:

        "Applicable Margin" means

        (i) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Rate Loans), .375%;

        (ii)    with respect to LIBOR Revolving Loans, 2.50%;

        (iii) with respect to commercial/documentary Letters of Credit, 1.375%;

        (iv)    with respect to the Unused Line Fee, .250%; and

        (v)     with respect to standby Letters of Credit, 2.50%

                The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis on the first day of each January, April, July and October as determined on such dates on the basis of the Average Quarterly Availability, commencing on March 1, 2005. Adjustments in Applicable Margins shall be determined by reference to the following grids:

-------------------------------------------------------------------------------
If Average Quarterly Availability    |  Level of Applicable Margins:
(Measured in Millions) is:            |
-------------------------------------|-----------------------------------------
 > $40                               | Level I
-------------------------------------| ----------------------------------------
 > $30, but <= $40                   | Level II
-------------------------------------| ----------------------------------------
 > $20, but <= $30                   | Level III
-------------------------------------| ----------------------------------------
 > $10, but <= $20                   | Level IV
-------------------------------------|-----------------------------------------
                                     |            Applicable Margins
                                     |-----------------------------------------
                                     |Level I   Level II   Level III   Level IV
------------------------------------ |-------- ---------- ----------- ---------
Base Rate Revolving Loans            |  .250%      .250%      .375%       .50%
and all other Obligations            |
(except as otherwise                 |
specifically provided in this        |
grid)                                |
------------------------------------ |--------- ---------- ----------- --------
LIBOR Revolving Loans                |  2.00%      2.25%      2.50%      2.75%
and standby Letters of               |
Credit                               |
------------------------------------ |--------- ---------- ----------- --------
Unused Line Fee                      |  .375%      .250%      .250%      .250%
------------------------------------ |--------- ---------- ----------- --------
commercial/documentary Letters of    | 1.125%     1.250%     1.375%      1.50%
Credit                               |
------------------------------------ |--------- ---------- ----------- --------

                If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured."

                (f) The definition of the term "Borrowing Base" is hereby amended by replacing at the end thereof the phrase ", and, in any case, at any time Availability is less than $12,500,000, in Agent's sole discretion, Agent can adjust the advance rate for Eligible Inventory and Eligible In-Transit Inventory to an amount equal to 85% of the net orderly liquidation value of Eligible Inventory and Eligible In-Transit Inventory as determined by appraisals" with the phrase ", and, in any case, in Agent's sole discretion, Agent can at any time adjust the advance rate for Eligible Inventory and Eligible In-Transit Inventory to an amount equal to 85% of the net orderly liquidation value of Eligible Inventory and Eligible In-Transit Inventory as determined by the most recent appraisals provided in accordance with Section 5.4".

                (g) Annex A to the Credit Agreement is hereby amended by adding the followingnew definition thereto in alphabetical order:

                "Average Quarterly Availability" means, as of any adjustment date pursuant to the definition of "Applicable Margin", average Availability for the immediately preceding fiscal quarter as determined by Agent in its commercially reasonable discretion; provided that notwithstanding the foregoing, as of the adjustment date March 1, 2005, "Average Quarterly Availability" shall mean average Availability for the period of the immediately preceding sixty (60) consecutive days as determined by Agent in its commercially reasonable discretion."

        3. Amendment to Security Agreement. Section 7 of the Security Agreement is hereby amended by amending and restating such Section to read in its entirety as follows:

                "(i) Whenever a Default or Event of Default exists and before such Default or Event of Default has been waived or cured and no other Default or Event of Default has occurred and is continuing,
        (ii) at any time if below referenced appraisals of any or all of the Collateral and updates thereof are prepared at Lenders' expense and
        (iii) at such other times not more frequently than once per each twelve month period as the Agent requests, each Grantor shall, at its expense (other than in the case of appraisals and updates thereof requested pursuant to clause (ii) above) and upon the Agent's request, provide the Agent with appraisals of any or all of the Collateral or updates thereof from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders; provided that, without limiting the foregoing, at any time after Availability is less than $10,000,000 and before the Borrower can demonstrate that the Borrower has maintained Availability of not less than $12,500,000 for any period of sixty (60) consecutive days following such event, Agent may at any time require that each Grantor, at its expense, provide the Agent with an appraisal of Inventory from an appraiser, and prepared on a basis, satisfactory to the Agent, and such appraisals to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders."

        4. Conditions to Effectiveness. This Amendment shall become effective when each of the following conditions precedent has been met:

                (a)   Amendment. Each of Agent, Borrower, Holdings, Event 1,
CCP and Lenders shall have delivered to Agent duly executed counterparts to this Amendment;

                (b) Amendment Fee. Borrower shall have paid to Agent, for the ratable benefit of the Lenders, an amendment fee of $65,000 ("Amendment Fee"), which Amendment Fee shall be fully earned and payable on the date hereof; and

                (c) Reaffirmation of Guaranty. Holdings shall have executed and delivered to Agent the Reaffirmation of Guaranty attached to this Amendment.

        5. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Amendment, each of Borrower, Holdings, Event 1 and CCP hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

                (a) all of the representations and warranties contained in the Credit Agreement, the Security Agreement and in each Loan Document to which any of Borrower, Holdings, Event 1 and CCP is a party are true and correct as of the date hereof after giving effect to this Amendment (determined as if all references to "Closing Date" were references to March 1, 2005), except to the extent that any such representations and warranties expressly relate to an earlier date;

                (b) (x) the execution, delivery and performance by Borrower, Holdings, Event 1 and CCP of this Amendment has been duly authorized by all necessary corporate action required on its part, and (y) this Amendment is the legal, valid and binding obligation of Borrower, Holdings, Event 1 and CCP, the Credit Agreement is the legal, valid and binding obligation of Borrower and Holdings and the Security Agreement is the legal, valid and binding obligation of Borrower, Event 1 and CCP, in each case enforceable against such parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

                (c) neither the execution, delivery and performance of this Amendment by Borrower, Holdings, Event 1 and CCP, the performance by Borrower and Holdings of the Credit Agreement, the performance by Borrower, Event 1 and CCP of the Security Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's, Holdings', Event 1's or CCP's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower, Holdings, Event 1, CCP or any of their Subsidiaries is a party or by which Borrower, Holdings, Event 1, CCP or any of their Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

                (d) no Default or Event of Default has occurred and is continuing.

        6.   Reference to and Effect Upon the Credit Agreement.

                (a) Except as specifically set forth above, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

                (b) The amendments set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement, the Security Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Security Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Security Agreement to "this Security Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Security Agreement shall mean the Security Agreement as amended hereby.

        7. Costs and Expenses. As provided in Section 13.7 of the Credit Agreement, Borrower will reimburse Agent for all reasonable costs and expenses that Agent incurs (including reasonable attorneys' costs) in connection with the preparation, execution, delivery and administration of this Amendment (and the other documents to be delivered in connection with this Amendment).

        8. GOVERNING LAW. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

        10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

            [The remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties to this Amendment have caused it to be duly executed as of the day and year first above written.

                                   GFSI, INC.


                                   By:     /s/ J. Craig Peterson
                                           ------------------------------------
                                   Name:   J. Craig Peterson
                                           ------------------------------------
                                   Title:  CFO
                                           ------------------------------------



                                   GFSI HOLDINGS, INC.



                                   By:     /s/ J. Craig Peterson
                                           ------------------------------------
                                   Name:   J. Craig Peterson
                                           ------------------------------------
                                   Title:  CFO
                                           ------------------------------------



                                   EVENT 1, INC.



                                   By:     /s/ J. Craig Peterson
                                           ------------------------------------
                                   Name:   J. Craig Peterson
                                           ------------------------------------
                                   Title:  CFO
                                           ------------------------------------



                                   CC PRODUCTS, INC.



                                   By:     /s/ J. Craig Peterson
                                           ------------------------------------
                                   Name:   J. Craig Peterson
                                           ------------------------------------
                                   Title:  CFO
                                           ------------------------------------


                                       S-1
                   [Signature Page to the Fifth Amendment]

                                   BANK OF AMERICA, N.A., as the Agent


                                   By:     /s/ Dan Petrik
                                           ------------------------------------
                                   Name:   Dan Petrik
                                           ------------------------------------
                                    Title: Vice President
                                           ------------------------------------



                                   BANK OF AMERICA, N.A., as a Lender



                                   By:     /s/ Dan Petrik
                                           ------------------------------------
                                   Name:   Dan Petrik
                                           ------------------------------------
                                   Title:  Vice President
                                           ------------------------------------


















                                     S-2
                   [Signature Page to the Fifth Amendment]

                                   THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender



                                   By:     /s/ Charles R. Donner
                                           ------------------------------------
                                   Name:   Charles R. Donner
                                           ------------------------------------
                                   Title:  Sr. Vice President
                                           ------------------------------------









                                       S-3
                   [Signature Page to the Fifth Amendment]

                                   U.S. BANK NATIONAL ASSOCIATION,
                                   as a Lender



                                   By:     /s/ Thomas Visconti
                                           ------------------------------------
                                   Name:   Thomas Visconti
                                           ------------------------------------
                                   Title:  Vice President
                                           ------------------------------------

















                                       S-4
                   [Signature Page to the Reaffirmation of Guaranty]

                          Reaffirmation of Guaranty

        The undersigned Guarantor (i) hereby acknowledges the receipt of the Amendment, (ii) acknowledges and reaffirms all of Guarantor's obligations and undertakings under the Guaranty, dated as of March 28, 2002, between the undersigned and Agent (as amended, restated or otherwise modified from time to time, the "Guaranty"), and (iii) acknowledges and agrees that subsequent to, and taking into account such Amendment and the transactions contemplated thereby, the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.


                                   GFSI HOLDINGS, INC.


                                   By:     /s/ J. Craig Peterson
                                           ------------------------------------
                                   Name:   J. Craig Peterson
                                           ------------------------------------
                                   Title:  CFO
                                           ------------------------------------














                                       S-5
                   [Signature Page to the Reaffirmation of Guaranty]